                                                                Exhibit 24


                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Vance D. Coffman                                  February 24, 2000
--------------------------------------
Vance D. Coffman
Chairman, Chief Executive Officer and
President

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Norman R. Augustine                                   February 24, 2000
----------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Marcus C. Bennett                                  February 24, 2000
---------------------
Marcus C. Bennett
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Lynne V. Cheney                                    February 24, 2000
-----------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Houston I. Flournoy                                   March 3, 2000
--------------------------
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ James F. Gibbons                             February 24, 2000
------------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Edward E. Hood, Jr.                                February 24, 2000
--------------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Caleb B. Hurtt                                    February 24, 2000
---------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Gwendolyn S. King                                     February 24, 2000
-------------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Eugene F. Murphy                                      February 24, 2000
-----------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Frank Savage                                            February 24, 2000
-------------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ James R. Ukropina                                       February 24, 2000
-----------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Douglas C. Yearley                                      February 24, 2000
----------------------
Douglas C. Yearley
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Robert J. Stevens                                            March 1, 2000
---------------------------------------
Robert J. Stevens
Executive Vice President-Finance and
Chief Financial Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Marian S. Block and Broc Romanek, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Christopher E. Kubasik                              February 29, 2000
-------------------------------
Christopher E. Kubasik
Vice President and Controller